                            KINETIC VENTURES LTD.
                     SUITE 850, 1095 WEST PENDER STREET
                               VANCOUVER, B.C.
                                   V6E 2M6


October 9, 1998


NORTHFIELD CAPITAL                             284085 B.C. LTD.
CORPORATION                                    Suite 390, 1122 Mainland Street
Suite 1100, 350 Bay Street                     Vancouver, B.C.
Toronto, Ontario                               V6B 5L1
M5H 2S6

(collectively the "Vendors")

I5IVE COMMUNICATIONS INC.
Suite 390, 1122 Mainland Street
Vancouver, B.C.
V6B 5L1

Dear Sirs:

RE:  PURCHASE OF SHARES OF I5IVE COMMUNICATIONS INC. (THE "COMPANY")
     ---------------------------------------------------------------

When signed by each of the Vendors and the Company this letter will evidence the agreement with us (the "Purchaser") in respect of the acquisition by the Purchaser of all of the shares of the Company (the "Shares") from the Vendors.

A.   REPRESENTATIONS AND WARRANTIES OF THE VENDORS

Each of the Vendors severally represents and warrants, in respect of the Vendor only, to the Purchaser that:

 1. The Shares owned by the Vendor are or will be on the Closing Date (as defined below) legally and beneficially owned by the Vendor and the Vendor has a good and marketable title thereto free and clear of all mortgages, liens, charges, security interests, adverse claims, charges, encumbrances, and demands whatsoever.

 2. No person, firm or corporation has any agreement or option or any right or privilege (whether by law, pre-emptive or contractual) capable of becoming an agreement or option for the purchase of any of the Shares held by the Vendor except for Sunny H. Hirai, Dean Minamimaye, Jason Pamer and Julie
     M. Bradshaw (the "Management Group") who have or will have on or before the Closing Date the option to acquire an aggregate of 24% of the Shares from the Vendors if the purchase and sale of the Shares as contemplated by this agreement does not occur.

 3. Each Vendor owns or, on the Closing Date, will own the Shares set forth opposite its name as shown below:

     NAME                                  NUMBER OF SHARES
     ----                                  ----------------
     Northfield Capital Corporation               58
     284085 B.C. Ltd.                             42
                                                 ---
                                                 100
                                                 ---
                                                 ---

 4. This agreement has been duly authorized, validly executed and delivered by the Vendor.

 5.  Each Vendor is a resident of Canada under the INCOME TAX ACT (Canada).

No claim shall be made by the Purchaser against the Vendors as a result of any misrepresentation or as a result of the breach of any covenant or warranty herein contained unless the aggregate loss or damage to the Purchaser exceeds $5,000.


B.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND VENDORS

The Vendors and the Company jointly and severally represent and warrant to the Purchaser that:

 1. The Company is duly incorporated and organized and is in good standing with respect to the filing of Annual Returns under the laws of British Columbia.

 2. The authorized capital of the Company consists of 100 Class "A" common shares with a par value of $1.00 each all of which are issued and outstanding as fully paid and non-assessable and 49,900 Class "B" preferred shares with a par value of $1.00 each of which none are issued and outstanding.

 3. No person, firm or corporation has any agreement or option, including convertible securities, warrants or convertible obligations of any nature, or any right or privilege (whether by law, pre-emptive or contractual) capable of becoming an agreement or option for the purchase, subscription, allotment or issuance of any of the unissued shares in the capital of the Company or of any securities of the Company.

 4. The Company, without the prior written consent of the Purchaser, will not issue any additional shares from and after the date hereof to the Closing Date or create any options, warrants or rights for any person to subscribe for any unissued shares in the capital of the Company, except for any securities to be issued prior to the Closing Date pursuant to the provisions herein.

 5. The Company has the corporate power to own or lease its property and assets, the particulars of which are set out on Schedule "A", and to carry on its business as described in its business plan dated September 16, 1998 (the "Business") attached hereto as Schedule "B"; it is duly qualified as a corporation to carry on the Business and is in good standing with respect thereto in each jurisdiction in which the nature of the Business or the property owned or leased by it makes such qualification necessary.

 6. The Company does not have any subsidiaries or agreements of any nature to acquire any subsidiary or to acquire or lease any other business operations and will not prior to the Closing Date acquire, or agree to acquire, any subsidiary or business without the prior written consent of the Purchaser.

 7. The Company is not a party to or bound by any agreement of guarantee, warranty, indemnification, assumption or endorsement or any other like commitment of the obligations, liabilities (contingent or otherwise) or indebtedness of any other person, firm or corporation.

 8. The books and records of the Company fairly and correctly set out and disclose in all material respects, in accordance with generally accepted accounting principles, the financial position of the Company as at the date hereof, and all material financial transactions of the Company relating to the Business have been accurately recorded in such books and records.

 9. All of the material transactions of the Company have been promptly and properly recorded or filed in or with the books or records of the Company and the minute books of the Company contain all records of the meetings and proceeds of the Company's directors, shareholders and other committees, if any, since its incorporation.

10. Attached hereto as Schedules "C" and "D" are the following financial statements (collectively, the "Company Financial Statements") (i) the Company's unaudited balance sheets as of August 31, 1998 and December 31, 1997, and (ii) the Company's unaudited statements of income and deficit for the eight months ended August 31, 1998 and the year ended December 31, 1997. The Financial Statements have been prepared in accordance with Canadian generally accepted accounting principles applied on a consistent basis throughout the periods covered thereby, present fairly the financial condition of the Company as of such dates and the results of operations of the Company for such periods, are correct and complete, and are consistent with the books and records of the Company, which books and records are correct and complete. Since the date of the Company's balance sheet included in the Company Financial Statements, there has not been any material adverse change in the business, financial condition, operations, results of operations, or future prospects of the Company.

11. The Company has filed in a timely manner all federal and provincial income tax returns for all years to and including the fiscal year of the Company ended December 31, 1997 and all taxes for such years have been paid.

12. The entering into of this agreement and the consummation of the transactions contemplated hereby will not result in the violation of any of the terms and provisions of the constating documents or bylaws of the Company or of any indenture, instrument or agreement, written or oral, to which the Company or the Vendors may be a party.

13. This agreement has been duly authorized, validly executed and delivered by the Company.

14. The Business has been carried on in the ordinary and normal course by the Company since August 31, 1998 and will be carried on by the Company in the ordinary and normal course after the date hereof and up to the Closing Date.

15. No capital expenditures in excess of $10,000 have been made or authorized by the Company since August 31, 1998 and no capital expenditures in excess of $10,000 will be made or authorized by the Company after the date hereof and up to the Closing Date without the prior written consent of the Purchaser, except that the Company may incur capital expenditures of up to $35,000 to purchase computer equipment.

16. The Company is not a party to any written or oral employment, service or pension agreement, and the Company does not have any employees who cannot be dismissed on not more than one months' notice without further liability.

17. The Company does not have outstanding any bonds, debentures, mortgages, notes or other indebtedness and the Company is not under any agreement to create or issue any bonds, debentures, mortgages, notes or other indebtedness, except as disclosed in the Company Financial Statements.

18. The Company is not the owner, lessee or purchaser under any agreement to own or lease any real property, except that the Company subleases, on a month-to-month basis, its premises located at Suite 390, 1122 Mainland Street, Vancouver, British Columbia, V6B 5L1.

19. The Company owns, possesses and has good and marketable title to its undertaking, property and assets used in or acquired for the Business and, without restricting the generality of the foregoing, all those assets described in the balance sheets included in the Company Financial Statements, free and clear of any and all mortgages, liens, pledges, charges, security interests, encumbrances, actions, claims or demands of any nature whatsoever or howsoever arising.

20. The Company has its property insured against loss or damage by all insurable hazards or risks on a replacement cost basis and such insurance coverage will be continued in full force and effect to and including the Closing Date and, to the best of the knowledge of the Company and the Vendors, the Company is not in default with respect to any of the provisions contained in any such insurance policy and has not failed to give any notice or present any claim under any such insurance policy in due and timely fashion.

21. Except as disclosed herein the Company does not have any outstanding written material agreements (including employment agreements) contracts or commitment, of any nature or kind whatsoever, except:

     (a) agreements, contracts and commitments in the ordinary course of the Business;

     (b)  service contracts on office equipment;

     (c)  the lease described in paragraph 18 above.

22. There are no actions, suits or proceedings (whether or not purportedly on behalf of the Company), threatened or, to the best of the knowledge of the Company and the Vendors, pending against or affecting the Company or affecting the Business, at law or in equity, or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign and neither the Company nor the Vendors are aware of any existing ground on which any such action, suit or proceeding might be commenced with any reasonable likelihood of success.

23. The Company is not in default or breach of any material contracts, agreements, written or oral, indentures or other instruments to which it is a party and there exists no state of facts which after notice or lapse of time or both which would constitute such a default or breach, and all such contracts, agreements, indentures or other instruments are now in good standing and the Company is entitled to all benefits thereunder.

24. The Company has no registered trademarks, trade names and patents but has, to the best of the Vendors' knowledge, good and valid title to all common law trademarks and trade names used in connection with the Business.

25. To the best of the knowledge of the Company and the Vendors, the conduct of the Business does not infringe upon the patents, trademarks, trade names or copyrights, domestic or foreign, of any other person, firm or corporation.

26. To the best of the knowledge of the Company and the Vendors, the Company is conducting and will conduct the Business in compliance with all applicable laws, rules and regulations of each jurisdiction in which the Business is or will be carried on, the Company is not in material breach of any such laws, rules or regulations and is or will be on the Closing Date fully licensed, registered or qualified in each jurisdiction in which the Company owns or leases property or carries on or proposes to carry on the Business to enable the Business to be carried on as now conducted and its property and assets to be owned, leased and operated, and all such licenses, registrations and qualifications are or will be on the Closing Date valid and subsisting and in good standing except where the failure to be so will not have a materially adverse effect on the operation of the Business.

27. All facilities and equipment owned or used by the Company in connection with the Business are in good operating condition and are in a state of good repair and maintenance for facilities and equipment of similar age relative to standards of repair and maintenance maintained by other companies carrying on a similar business in Canada.

28. The Company has no loans or indebtedness outstanding which have been made to directors, former directors, officers, shareholders and employees of the Company or to any person or corporation not dealing at arm's length with any of the foregoing.

29. There are no material liabilities of the Company of any kind whatsoever, whether or not accrued and whether or not determined or determinable, in respect of which the Company or the Purchaser may become liable on or after the consummation of the transactions contemplated by this agreement, other than liabilities which may be reflected on the Company Financial Statements, liabilities disclosed or referred to in this agreement or liabilities incurred in the ordinary course of business and attributable to the period since the date of the Company Financial Statements, none of which has been materially adverse to the nature of the Business, results of operations, assets, financial condition or manner of conducting the Business.

30. The Articles, bylaws and other constating documents of the Company in effect with the appropriate corporate authorities as at the date of this agreement will remain in full force and effect without any changes thereto as at the Closing Date.

31.  The directors and officers of the Company are as follows:

     NAME                             POSITION
     ----                             --------
     Peter L. Bradshaw                President & Director
     Julie M. Bradshaw                Secretary & Director
     Sunny H. Hirai                   Director of Operations & Director
     Robert D. Cudney                 Director

32. No order ceasing or suspending trading in securities of the Company nor prohibiting the sale of such securities is presently outstanding against the Company or the Vendors and no investigations or proceedings for such purposes have been threatened or, to the best of the Vendors' knowledge, without making any inquiries, are pending.

33. They will assist the Purchaser in preparing any confidential offering memorandum required by the Purchaser in connection with the private offer and sale of its securities as contemplated by this agreement (the "Private Placement") by providing such information about the Company and preparing in accordance with US GAAP and causing to be audited any financial statements of the Company required to be included in such memorandum or the inclusion of which in such memorandum would be advisable.

34. As at June 30, 1998 the Company was indebted to the Vendors and companies related to them for Cdn$ 717,702.

No claim shall be made by the Purchaser against the Company or the Vendors as a result of any misrepresentation or as a result of the breach of any covenant or warranty herein contained unless the aggregate loss or damage to the Purchaser exceeds $5,000.

C.   REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

The Purchaser represents and warrants to the Vendors and the Company that:

 1. The Purchaser is duly organized and is validly existing and in good standing under the laws of Delaware; it is a reporting issuer in British Columbia, Alberta, Ontario and Quebec and its common shares are registered under section 12(g) of the SECURITIES EXCHANGE ACT OF1934 (United States), as amended (the "Exchange Act") and is in good standing with respect to all filings required to be made under the securities legislation of such jurisdictions; it has the corporate power to own or lease its properties and to carry on its business as now being conducted by it; and it is duly qualified as a corporation to do business and is in good standing with respect thereto in each jurisdiction in which the nature of its business or the property owned or leased by it makes such qualification necessary.

 2. The authorized capital of the Purchaser consists, as of the date hereof, of 40,000,000 shares of Common Stock, par value of US$ 0.001 per share, of which 39,933,733 shares are currently issued and outstanding as fully paid and non-assessable and 1,000,000 shares of Preferred Stock, par value of US$ 0.01 per share, of which none are issued and outstanding. After the filing of a Certificate of Amendment with the office of the Secretary of the State of Delaware to effect the combination of the Purchaser's outstanding shares as contemplated by this agreement and as authorized by the stockholders of the Purchaser at a meeting held on July 14, 1998, before reflecting any shares issued and sold pursuant to the Private Placement, the Purchaser will have 6,655,622 shares of Common Stock outstanding.

 3. No person, firm or corporation has any agreement or option, including convertible securities, warrants or convertible obligations of any nature, or any right or privilege (whether by law, pre-emptive or contractual) capable of becoming an agreement or option for the purchase, subscription, allotment or issuance of any of the unissued shares in the capital of the Purchaser or of any securities of the Purchaser.

 4. The Purchaser, without the prior written consent of the Vendors, will not issue any additional shares from and after the date hereof to the Closing Date or create any options, warrants or rights for any person to subscribe for any unissued shares in the capital of the Purchaser, except for any securities to be issued prior to the Closing Date pursuant to the provisions herein.

 5.  The directors and officers of the Purchaser are as follows:

     NAME                              POSITION
     ----                              --------
     Brian E. Bayley                   President & Director
     A. Murray Sinclair                Director
     Jennine M. Ballard                Director
     Sandra Lee                        Secretary

 6. The Purchaser's financial statements (collectively, the "Purchaser Financial Statements") consisting of (i) the Purchaser's audited balance sheets and statements of income, changes in shareholders' equity and cash flow as of and for the fiscal years ended December 31, 1997 and December 31, 1996 (the "Purchaser Audited Financial Statements") and (ii) the Purchaser's unaudited balance sheets and statements of income, changes in shareholders' equity and cash flow as of and for the six months ended June 31, 1998 (the "Purchaser Unaudited Financial Statements") (including the notes thereto) have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis throughout the periods covered thereby, present fairly the financial condition of the Purchaser as of such dates and the results of operations of the Purchaser for such periods, are correct and complete, and are consistent with the books and records of the Purchaser, which books and records are correct and complete. Since the date of the Purchaser's balance sheet included in the Purchaser Unaudited Financial Statements, there has not been any material adverse change in the business, financial condition, operations, results of operations, or future prospects of the Purchaser and there will not be, prior to the Closing Date, any material increase in the Purchaser's liabilities except as a result of the matters referred to in paragraph 18 below and the Deposit (as defined below) referred to in section D which amount the Purchaser proposes to borrow from third parties. Raimondo Pettit Group, who have reported on the Purchaser Audited Financial Statements, are independent public accountants (as defined under the Securities Act) with respect to the Purchaser and their reports conform with the requirements of the Securities Act and the regulations thereunder.

 7. There have been no material adverse changes in the financial position or condition of the Purchaser or damage, loss or destruction materially affecting the business or property of the Purchaser since the date of the Purchaser Unaudited Financial Statements.

 8. The Purchaser is not a party to or bound by any agreement or guarantee, warranty, indemnification, assumption or endorsement or any other like commitment of the obligations, liabilities (contingent or otherwise) or indebtedness or any other person, firm or corporation.

 9. All of the material transactions of the Purchaser have been promptly and properly recorded or filed in or with the books or records of the Purchaser and the minute books of the Purchaser contain all records of the meetings and proceeds of the Purchaser's directors, shareholders and other committees, if any, since its incorporation.

10. The Purchaser has filed all forms, reports, schedules, registration statements, and other documents required to be filed by it with the U.S. Securities and Exchange Commission (the "SEC") since March 20, 1997 (as such documents have since the time of their filing been amended or supplemented, the "Purchaser SEC Reports"). As of their respective dates, the Purchaser SEC Reports (i) complied as to form in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and (ii) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements included in the Purchaser SEC Reports were prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except as may be indicated therein or in the notes thereto and except with respect to unaudited statements as permitted by Forms 10-QSB and 8-K of the SEC) and fairly present in all material respects (subject, in the case of the unaudited financial statement, to normal, recurring year-end audit adjustments) financial position of the Purchaser as the respective dates thereof and the results of its operations and cash flows for the respective periods then ended. The Purchaser's shares of common Stock have been registered under Section 12(g) of the Exchange Act.

11. There are no actions, suits or proceedings (whether or not purportedly on behalf of the Purchaser), threatened or, to the best of the Purchaser's knowledge, pending against or affecting the Purchaser or affecting the Purchaser's business, at law or in equity, or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign and the Purchaser is not aware of any existing ground on which any such action, suit or proceeding might be commenced with any reasonable likelihood of success.

12. The Purchaser's common stock is eligible for quotation on the over-the-counter (OTC) Bulletin Board pursuant to Rule 6530(a) of the NASD's OTC Bulletin Board Rules.

13. The Purchaser does not currently have any employees and is not party to any collective agreements with any labour unions or other association of employees.

14. The Purchaser does not have any subsidiaries (other than Endovascular, Inc., which is dormant and has no assets) or agreements of any nature to acquire any subsidiary or to acquire or lease any other business operations and will not prior to the Closing Date acquire, or agree to acquire, any subsidiary or business without the prior written consent of the Company.

15. The business of the Purchaser now and until the Closing Date will be carried on in the ordinary and normal course after the date hereof and upon to the Closing Date and no material transactions shall be entered into until the Closing Date without the prior written consent of the Vendors.

16. The Purchaser has been assessed for federal Canadian and provincial income taxes for all years to and including the fiscal year of the Purchaser ended December 31, 1997 and all taxes have been paid.

17. No capital expenditures in excess of $5,000 have been made or authorized by the Purchaser since the date of the Purchaser Unaudited Financial Statements and no capital expenditures in excess of $5,000 will be made or authorized by the Purchaser after the date hereof and up to the Closing Date without the prior written consent of the Vendors.

18. The Purchaser is not indebted to any of its directors or officers nor are any of the Purchaser's directors or officers indebted to the Purchaser. The Purchaser is indebted to Quest Ventures Ltd. for Cdn$ 24,550 and to Quest Management Corp. for $381 as at September 30, 1998 pursuant to expenses incurred on behalf of the Purchaser and demand loans bearing no interest made to the Purchaser for the purpose of providing operating capital and prior to the Closing Date the Purchaser may incur further indebtedness to such companies in respect of legal and accounting fees, transfer agency fees, brokerage fees and securities regulatory filing fees and related expenses incurred in respect of the transactions contemplated by this agreement. The Purchaser shall not become indebted to such companies for any management, administration or similar fees.

19. Except as contemplated hereby, there has been no amendment of the certificate of Incorporation or By-Laws of the Purchaser since April 24, 1997 and no notice has been given relating to the adoption of any amendment to either and no proceedings are pending relating thereto.

20. There are no material liabilities of the Purchaser of any kind whatsoever, whether or not accrued and whether or not determined or determinable, in respect of which the Purchaser or the Company may become liable on or after the consummation of the transaction contemplated by this agreement, other than liabilities which may be reflected on the Purchaser Audited Financial Statements and Purchaser Unaudited Financial Statements, liabilities disclosed or referred to in this agreement or liabilities incurred in the ordinary course of business and attributable to the period since the date of the Purchaser Unaudited Financial Statements, none of which has been materially adverse to the nature of the Purchaser's business, results of operations, assets, financial condition or manner of conducting the Purchaser's business.

21. The entering into of this agreement and the consummation of the transactions contemplated hereby will not result in the violation of any of the terms and provisions of the constating documents or bylaws of the Purchaser or of any indenture, instrument or agreement, written or oral, to which the Purchaser may be a party.

22. This agreement has been duly authorized, validly executed and delivered by the Purchaser.

23. No order ceasing or suspending trading in securities of the Purchaser nor prohibiting the sale of such securities is presently outstanding against the Purchaser and no investigations or proceedings for such purposes have been threatened or, to the best of the Purchaser's knowledge, without making any inquiries, are pending.

No claim shall be made by the Company or the Vendors against the Purchaser as a result of any misrepresentation or as a result of the breach of any covenant or warranty herein contained unless the aggregate loss or damage to the Company and the Vendors exceeds $5,000.

D.   DEPOSIT AGAINST PURCHASE PRICE

Upon the execution and delivery of this agreement by the Vendors and the Company, the Purchaser shall deliver to the Company the sum of Cdn$ 100,000 (the "Deposit") to be applied towards the purchase price of the Shares. The Deposit shall only be used to finance the Business in the ordinary course of the Business and shall not be used to repay any outstanding loans of the Company or pay any dividends, bonuses or payouts. The Deposit shall be non-refundable unless (i) it is not used for the foregoing purposes; or (ii) the transactions contemplated by this agreement do not close on or before January 29, 1999 solely as a result of the failure by the Purchaser to complete the financing in paragraph F.2 and such failure is attributable solely to adverse financial markets. If (i) occurs the Company shall repay the Deposit and if (ii) occurs the Company, at its option, shall repay the Deposit or issue to or as directed by the Purchaser that number of common shares of the Company equal to 3% of the common shares of the Company then outstanding on a fully diluted basis for an aggregate purchase price of $100,000.

D.   PURCHASE AND SALE

Each of the Vendors hereby agrees to sell and the Purchaser hereby agrees to purchase the Shares for a purchase price of Cdn$ 717,702 to be satisfied by the issuance of 3,405,622 post-consolidated common shares of the Purchaser at a deemed price of Cdn$ 0.21 (US$ 0.14) per share. The Vendors acknowledge that such shares will be subject to restrictions on resale in British Columbia, Ontario and the United States and the certificates representing the shares will be endorsed with the legend set out in paragraph (g) of Schedule "E".

D.   CLOSING

Closing shall take place on or before January 29, 1999 (the "Closing Date"). Closing shall be at the offices of O'Neill & Company, 1880 -1055 West Georgia Street, Vancouver, British Columbia.

(a)  CONDITIONS PRECEDENT TO CLOSING

It shall be a condition precedent to the Vendors' obligations to complete the transactions contemplated in this agreement that:

 1. The aforesaid representations and warranties of the Purchaser shall be true on the Closing Date;

 2. The Purchaser shall have completed the Private Placement as a result of which the Purchaser shall have working capital of not less than US$ 3,000,000 and net assets of not less than US$ 3,000,000 immediately prior to the Closing Date;

 3. The Purchaser shall have filed with the office of the Secretary of State of the State of

     Delaware a Certificate of Amendment to its Certificate of Incorporation changing its name to one approved by the Company and combining its outstanding shares of Common Stock on the basis of one share for each six outstanding shares and following such consolidation and the completion of all the transactions contemplated by this agreement the Purchaser shall have not more that 11,811,244 common shares issued and outstanding.

 4. The Purchaser shall have obtained all necessary regulatory and shareholder approvals to the transactions contemplated under this agreement and to the carrying on by the Purchaser of the business of the Company;

 5. On closing the board of directors of the Purchaser shall have three members consisting of Peter Bradshaw, Julie Bradshaw and Sunny Hirai or their nominees;

 6. All of the documents required to be delivered by the Purchaser on closing shall have been delivered;

 7. The Purchaser shall have filed with the SEC and mailed to its stockholders in the requisite time period the notice required by Rule 14f-1 under section 14(f) of the Exchange Act; and

 8. The Management Group and Northfield Capital Corporation shall have acquired on or before the Closing Date from third parties an aggregate of 2,500,000 post-consolidated common shares of the Purchaser.

 9. Quotations for the Purchaser's common stock shall have appeared on the OTC bulletin board for at least the five consecutive trading days before the Closing Date.

It shall be a condition precedent to the Purchaser's obligations to complete the transactions contemplated in this agreement that:

 1. The aforesaid representations and warranties of the Vendors and the Company shall be true on the Closing Date.

 2. All outstanding indebtedness of the Company to its shareholders and affiliated companies as of June 30, 1998 being Cdn$ 717,702 shall have been forgiven or converted into shares of the Company and, if converted, such shares shall be added to and constitute part of the shares wherever that term is used in this agreement and such affiliated companies holding such shares shall agree to become a party to and bound by this agreement.

 3. The Investment Representation Letter attached hereto as Schedule "E" shall have been executed by each Vendor.

 4. The Vendors shall have provided the Purchaser with a certificate dated as of the Closing Date and executed by both of them confirming that all information about the Company that has been provided to the Purchaser and its representatives by the Vendors or the Company for the purposes of preparing and which is contained in any confidential offering memorandum used in connection with the Private Placement did not and does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the information contained therein respecting the Company not misleading.

 5. Auditors independent of the Company shall have confirmed to the Purchaser in writing that the Company Financial Statements (as defined in paragraph G.2) can be prepared and audited as described in and within the requisite time period referred to in that paragraph.

 6. The Company and the Purchaser shall have obtained all necessary regulatory and shareholder approvals to the transactions contemplated under this agreement and to the carrying on by the Purchaser of the business of the Company.

 7. All of the documents required to be delivered by the Company on closing shall have been delivered.

(b)  DELIVERIES ON CLOSING

On closing:

1.   the Vendors and the Company shall deliver to the Purchaser:

     (a) certificates representing the Shares duly endorsed in blank for transfer with the Vendor's respective signatures properly guaranteed or with a duly executed and guaranteed stock power of attorney;

     (b) a certificate representing the Shares duly registered in the Purchaser's name and evidence that the Purchaser has been registered as the sole shareholder of the Company;

     (c) opinion of counsel to the Company in form and substance satisfactory to the Purchaser;

     (d) the Vendors' Investment Representation Letters attached as Schedule "E" hereto; and

     (e) certificates of the Vendors and of the President of the Company, dated as of the Closing Date, confirming that the representations and warranties contained in parts A and B are correct as of that date.

 2.  the Purchaser shall deliver to the Vendors:

     (a) certificates representing the common shares of the Purchaser to be issued in satisfaction of the purchase price endorsed with the legend set out in paragraph (g) of Schedule "E";

     (b) resignations of Brian E. Bayley, A. Murray Sinclair and Jennine M. Ballard as directors of the Purchaser and evidence of the appointment of Peter Bradshaw, Julie Bradshaw and Sunny Hirai as directors of the Purchaser;

     (c) opinion of counsel to the Purchaser in form and substance satisfactory to the Vendors;

     (d) all the books, records and documents of the Purchaser in the possession or under the control or direction of Quest Management Corp.;

     (e) notices in the form contemplated by BOR #95/17 of the British Columbia Securities Commission so that the certificates representing the shares of the Purchaser do not need to be endorsed with any legends under the SECURITIES ACT (British Columbia); and

     (f) a certificate of the Purchaser, dated as of the Closing Date, confirming that the representations and warranties contained in part C are correct as of that date.

G.   POST-CLOSING TRANSACTIONS

Immediately after the Closing Date and on or before the filing deadlines therefore the Company and Purchaser shall file with all securities regulatory authorities having jurisdiction:

 1. duly completed and executed Form 20s with the British Columbia and Ontario Securities Commissions disclosing the issuance to the Vendors of the common shares of the Purchaser;

 2. a duly completed and executed Current Report on Form 8-K with the SEC containing the information required by Item 2 thereof and the historical audited and unaudited financial statements of the Company as required by
     Item 7(a) thereof (collectively, the "Financial Statements") and the
     PRO FORMA financial statements of the Company and Purchaser as required by Item 7(b) thereof. The Financial Statements (including the notes thereto) shall be prepared in accordance with United States generally accepted accounting principles applied on a consistent basis throughout the periods covered thereby, present fairly the financial condition of the Company as of such dates and the results of operations of the Company for such periods and be consistent with the books and records of the Company. The auditors who report on the Financial Statements shall be independent public accountants with respect to the Company and their reports shall conform with the requirements of the Securities Act and the regulations thereunder; and

 3. such other documents, reports and filings as may be necessary to comply with applicable securities legislation.

For a period of one year after the Closing Date the Company and the Purchaser shall not repay, directly or indirectly, their shareholders, directors or officers any indebtedness incurred to them during the period July 1, 1998 to the Closing Date other than travel and entertainment expenses incurred by them on behalf of the Company in the ordinary course of the Business. The

Purchaser and the Company shall repay and the Vendors shall cause them to repay all indebtedness incurred to Quest Management Corp. and Quest Ventures Ltd. in accordance with paragraph C.18 of this agreement.

H.   MISCELLANEOUS

This agreement contains the whole agreement between the parties hereto and there are no warranties, representations, terms, conditions or collateral agreements expressed, implied or statutory. The parties agree to do such further acts and things as may be necessary to give effect to the foregoing. This agreement may be signed in one or more counterparts which shall together comprise one and the same document. This agreement may also be delivered by telecopier which delivery shall be deemed to be valid and sufficient.

If the foregoing correctly reflects our agreement please sign below where indicated,

Yours truly,

KINETIC VENTURES LTD.

Per:


------------------------------
Brian E. Bayley,
President

AGREED AND ACCEPTED                    284085 B.C. LTD.
 NORTHFIELD CAPITAL
 CORPORATION

per:                                   per:


------------------------------         ------------------------------
Signature                              Signature


------------------------------         ------------------------------
Name Position                          Name Position


------------------------------         ------------------------------
Date                                   Date

                                SCHEDULE "E"

                FORM OF INVESTMENT REPRESENTATION LETTER


[DATE OF CLOSING] 199


INSERT:
VENDOR'S NAME
ADDRESS
CITY, PROVINCE
POSTAL CODE


RE:  INVESTMENT REPRESENTATION LETTER

Dear Vendor:

Concurrently herewith, Kinetic Ventures, Ltd. (the "Purchaser") is issuing to you (you are herein referred to as "Vendor") [__________] shares (the "Shares") of its Common Stock, $0.001 par value pursuant to the terms of an agreement (the "Stock Purchase Agreement") dated as of September [_____], 1998 among Northfield Capital Corporation, 284085 B.C. Ltd. and i5ive Communications, Inc. It is intended that the issuance of the Shares shall be exempt from the registration requirements of the U.S. SECURITIES ACT OF 1933, as amended (the "Act"), by reason of the availability of the exemption contained in Section 4(2) of the Act and Rule 506 of Regulation D promulgated thereunder. In order to assure to the Purchaser the availability of the foregoing exemption, the undersigned Vendor represents, warrants, covenants, and agrees with the Purchaser as follows:

     (a) Vendor herewith confirms and agrees that the Shares to be received will be acquired for investment for its own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof, and that it has no present intention of selling, granting participation in or otherwise distributing the same in violation of the registration requirements of the Act, but subject, nevertheless, to any requirement of law that the disposition of its property shall at all times be within its control. By executing this letter, Vendor further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer, or grant participation to such person or to any third person, with respect to the Shares.

     (b) Vendor understands that the Shares are not registered under the Act and applicable state securities laws on the ground that the issuance is exempt pursuant to section 4(2) of the Act, and that the Purchaser's reliance on such exemption is predicated on the representations of Vendor set forth herein.

Vendor
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Page xviii

     (c) Vendor agrees that in no event will it make a disposition of the Shares until (i) it shall have notified the Purchaser of the proposed disposition and shall have furnished the Purchaser with a statement of the circumstances surrounding the proposed disposition, and (ii) (A) appropriate action necessary for compliance with the Act and any applicable state securities laws has been taken or an exemption from the registration requirements of the Act and such laws is available, and (B) the Purchaser has concluded that the proposed disposition will not violate the registration requirements of the Act and any of said laws. It is understood by Vendor that any transferee may be required by the Purchaser to execute an Investment Representation Letter substantially similar to this letter in order to assure to the Purchaser that any such disposition does not violate the registration requirements of the Act.

     (d) Vendor acknowledges that the Shares must be held indefinitely unless subsequently registered under the Act or an exemption from such registration is available. Vendor is aware of the provisions of Rule 144 promulgated under the Act which permit limited public resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Purchaser, the resale occurring not less than one year after the Shares were purchased and fully paid, the sale being through a "broker's transaction" or in transactions directly with a "market maker" (as provided by Rule 144(f)), and the number of shares being sold during any three-month period not exceeding specified limitations.

     (e) Vendor acknowledges that it has received all information concerning the Purchaser that it has requested and is material to its decision to acquire the Shares and has had reasonable opportunity to ask questions and receive answers concerning the Purchaser.

     (f) Vendor is an "accredited investor" as defined in subsection _____ of Rule 501(a) of Regulation D as attached hereto.

                                     xviii

Vendor
/.99/
Page xix

     (g) The Shares shall bear the following legend or substantially its equivalent:

          "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended. The transfer of the securities represented by this certificate is subject to restrictions on their offer and sale until the registration requirements of such Act have been complied with or an exemption therefrom is available and the Purchaser reserves the right to refuse the transfer of such securities until such requirements have been met."



                                       Very truly yours,

                                       Vendor




                                       By:
                                           ---------------------------
                                           Name:
                                           Title:

Vendor
/.99/
Page xx

                        DEFINITION OF ACCREDITED INVESTOR

     "Accredited Investor" shall mean any person who comes within any of the following categories, or who the issuer reasonably believes comes within any of the following categories, at the time of the sale of the securities to that person:

     (1) Any bank as defined in Section 3(a)(2) of the Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the SECURITIES ACT OF 1933 (the "Act") whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the SECURITIES EXCHANGE ACT OF 1934; any insurance company as defined in
Section 2(13) of the Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(2)(48) of that Act; Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the SMALL BUSINESS INVESTMENT ACT OF 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; employee benefit plan within the meaning of the EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

     (2) Any private business development company as defined in Section 202(a)(22) of the INVESTMENT ADVISERS ACT OF 1940;

     (3) Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

     (4) Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

     (5) Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000;

     (6) Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

     (7) Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Section
230.506(b)(2)(ii); and

     (8) Any entity in which all of the equity owners are accredited investors.

                                      xx